UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker: PSDSX)

ANNUAL REPORT

July 31, 2018

Palmer Square Ultra-Short Duration Investment Grade Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	9
Schedule of Investments	10
Statement of Assets and Liabilities	23
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Supplemental Information	39
Expense Example	44

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Ultra-Short Duration Investment Grade Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Ultra-Short Duration Investment Grade Fund (PSDSX)

July 2018

As a refresher, the investment objective of the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Fund”) is to seek income. A secondary objective of the Fund is to seek capital appreciation. The Fund is invested primarily in collateralized loan obligation (“CLOs”) debt, traditional asset-backed securities (“ABS”) debt, investment grade corporate debt and commercial paper. We believe our portfolio presents an ultra-short duration income alternative for investors targeting potential yield.

Performance Overview

We are pleased to report the Fund returned 1.66% (net of fees) for the fiscal year-ending 7/31/2018. As shown below, please note that the Fund’s yield is close to its highest level since inception.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Ultra-Short Duration IG Fund Current Yield

Source: Palmer Square. Past performance does not guarantee future results.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot as of 7/31/2018.

Interest Rate Duration	0.39 yrs
Spread Duration	0.65 yrs
Yield to Expected Call	2.98%
Yield to Maturity	3.12%
Current Yield	2.64%
30-day SEC Yield (net of fees)	2.14%
30-day SEC Yield (gross of fees)	1.71%
Weighted Average Price	$99.99

Past performance does not guarantee future results.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Summary on Attribution, Positioning and Outlook

Fund Allocation/Attribution:

The Fund’s allocation to a diversified set of ABS (inclusive of ABS, commercial mortgage- backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”)), CLO debt and corporate bonds were the major drivers of attribution for the last year ending 7/31/2018 contributing approximately 0.81%, 0.44% and 0.32%, respectively. Importantly, short-term rates have increased significantly. Yield has continued to be the most important source of attribution for the Fund. Please see the Credit Market Overview section for more detail on what is occurring with market rates.

Allocation and Gross Attribution

	9/30/2017 Allocation	12/31/2017 Allocation	3/31/2018 Allocation	7/31/2018 Allocation	8/1/2017 to 7/31/2018 Gross Attribution
CLO Debt	14%	15%	17%	15%	0.44%
ABS	17%	23%	20%	25%	0.38%
RMBS	11%	10%	7%	4%	0.15%
CMBS	15%	15%	11%	7%	0.28%
Commercial Paper	14%	10%	20%	20%	0.07%
IG Corp Debt	16%	14%	20%	23%	0.32%
Bank Loans	1%	1%	1%	1%	0.05%
Gov’t Bonds	9%	8%	2%	4%	0.05%
Cash	2%	3%	3%	1%

Please note allocation above is a % of NAV. Please see Notes and Disclosure. Attribution refers to the process of measuring returns generated by various sources.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted

2018 Fund Outlook:

●	Solid Diversification - We believe we have solid diversification across both corporate and structured credit. The four main tools we have utilized to do this include CLO debt, bank loans, investment grade corporate bonds, and traditional ABS.

●	Lower Spread Duration Yet Solid Yield Potential -

»	Shorter maturity debt/low spread duration (the percentage price change of a bond’s price given a 1% change in the yield spread) of 0.65 years should help keep susceptibility to spread widening risk and volatility low (note: we already had low interest rate duration (the percentage price change of a bond’s price given a 1% change in interest rates)).

»	Approximately 50% of the portfolio is typically self-liquidating within one year.

»	Focus on the top end of the credit quality spectrum.

»	Maintained a strong current yield of 2.64%.

●	CLO Allocation/Opportunity to Capture Yield and Total Return - We believe the Fund’s CLO allocation continues to be well-positioned to offer significant yield (especially on a risk adjusted basis).

»	With 90-day LIBOR rates increasing recently to 2.34% (as of 7/31/2018), AAA-rated debt has currently been offering approximately 3.25% to 3.75% in current yield. In addition, CLO debt will also likely benefit should rates rise incrementally from here.

●	Traditional ABS/MBS Allocation - We believe our focus on ABS/MBS securities with low spread duration and floating rate coupon not only allowed us to withstand the impact of rising interest rates year-to-date, but also was geared to provide incremental income following the Fed’s most recent path of hiking rates. During the 2nd quarter, given relative value changes and a continuation of our focus on increasing credit quality, we reduced our allocation to non-agency RMBS, single family rental (“SFR”), and commercial ABS. While our recent portfolio changes have reduced weighted average life (“WAL”) and increased credit quality, due to increases in LIBOR and interest rates, our yields on this portion of our portfolio have actually increased.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

●	Commercial Paper (“CP”) - CP is 20% of the portfolio. As described in our Credit Market Overview section of this letter, short-term rates have increased materially. We increased our exposure to commercial paper in the 1st quarter due to the attractive relative value vs T-bills and other short dated assets. The average yield on 90-day commercial paper has increased from 1.3% in Q3 2017 to 2.3% currently. This increase has outpaced the increases in the Fed Funds Rate and Treasury Bills due to several factors. First, the corporate tax overhaul and resulting repatriation of corporate overseas cash has put upward technical pressure on LIBOR rates (which CP yields generally track). Second, the rise in rates has also generally led corporate borrowers to favor commercial paper over bond issuance for sources of funding. This excess supply of commercial paper, particularly for non-financials, has pushed up CP yields to the point that they now offer a 30-50 bps pickup (spread) vs T-bills (T-bills are backed by the full faith and credit of the U.S. Government). Please see below chart with representative yields.

Commercial Paper Yield - 90 Day

Source: Bloomberg.

●	Investment Grade Corporate Bond Allocation - Overall investment grade corporate bond exposure increased from 14% to 23% in 2018. We reduced our fixed rate bond exposure as we took some profits; however, we offset this exposure by adding floating rate notes which we believe look attractive given the duration and yield profile.

In summary, we believe the Fund is well-positioned and has potential to not only generate yield, but also provide investors with the potential for a low volatility alternative, which can help diversify a fixed income allocation. We believe we are always opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Performance Summary

The Fund returned 1.66% (net of fees) for the fiscal year-ending 7/31/2018).

Fund Performance Net of Fees as of 7/31/2018 (inception 10/7/2016*)

	Q2 2018	YTD 2018	2017	2016*	1 Year	Since Inception Annualized
PSDSX	0.52%	1.07%	1.51%	0.26%	1.66%	1.57%
ICE BofA ML US Treasury Bill Index	0.45%	0.97%	0.86%	0.09%	1.43%	1.05%
Excess Return	0.07%	0.10%	0.65%	0.17%	0.23%	0.52%

Annual Expense Ratio: Gross 0.96%/Net 0.52%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the average daily net assets of the Fund. This agreement is effective until November 30, 2018, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Please refer to page 1 for the 30-day SEC Yields (net and gross of fees).

Please see below for a performance chart of the Fund on an inception-to-date basis relative to the ICE BofA ML US Treasury Bill Index.

Source: Bloomberg. One cannot invest in an index. T-bills are backed by the full faith and credit of the U.S. Government. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

2018 Credit Market Overview

1) The Yield Curve and What is Happening with Floating Rate reference rates such as LIBOR?

As we describe earlier, Palmer Square is positioned with low interest rate duration and low spread duration. In typical markets, this type of conservative positioning would mean that we would have sacrificed meaningful yield. Not so. To put this into perspective, please see the below chart which outlines different rates as of 7/31/2018. The yield curve continues to be relatively flat. For illustration purposes, we also included the yield curve as of 1/3/2017.

Treasury Yield Curve

Source: Bloomberg as of 7/31/2018.

Why has LIBOR risen to this level?

1.	First, the Fed is now raising rates in a material way. In June, the Fed raised the Fed Funds Rate from 1.75% to 2.00%, and stated it is looking to raise rates two additional times in 2018. 90-day LIBOR has historically tracked the Fed Funds rate. Please see below for a comparison (including commercial Paper 90-day yields).

Source: Bloomberg.

2.	Second, there has been a dramatic increase in Treasury Bill issuance since the debt ceiling was lifted.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

3.	Finally, in the wake of tax changes, U.S. companies are repatriating cash that previously may have been invested in commercial and bank paper. As demand dwindles, rates rise.

For Palmer Square, this is a unique circumstance as our portfolios are already positioned significantly in floating rate debt. We anticipate that portfolio yields will continue to rise in concert with what is going on not only with the Fed, but also LIBOR, in general.

2) What Are the Most Notable Risks to Today’s Credit Environment?

●

Rising Interest Rates Pressure Fixed Rate Bond Prices - While we aren’t concerned about interest rate risk in our portfolios given our positioning around floating rate and/or short- dated debt, we do see it as a potential concern for fixed income markets broadly as it unnerves investors and markets generally. Investors do not expect negative returns in their fixed income allocations. That is what occurred in Q1 2018 and year-to-date with the Bloomberg Barclays U.S. Aggregate Bond Index at -1.46% and -1.59%, respectively.

As far as Palmer Square’s philosophy on interest rates, we believe investors are not getting paid enough to take material interest rate risk. Further, we believe that diversification and capital preservation during periods of rising rates within a fixed income portfolio is important and that an expanded set of credit opportunities exists for investors to exploit such as the tools we utilized for this Fund. As such, we maintain minimal interest rate duration and have focused on many areas of floating rate debt and/or short-dated debt. With short-term yields up, we have benefited from this positioning.

●	Bond Price Volatility Due to Market Sentiment - Valuations in certain areas of credit have become more stretched and risks are still present (e.g., rising interest rates, economic slowdown, Fed policy, geopolitical tensions, trade war, ECB policy changes, etc.). In addition, we believe we have been in a period of low volatility characterized by a high degree of complacency. While it is difficult to cite a specific catalyst for a pullback, given the strong economic backdrop and credit picture we described earlier, we believe it is still prudent to manage these ‘unknown unknowns’.

As far as how Palmer Square has positioned the portfolios to have less sensitivity to sell-offs, we have an important risk management tool at our disposal which is spread duration. Today, we have low spread duration and believe we are positioned conservatively. With the portfolio shortening, we believe we have decreased the Fund’s susceptibility to volatility from spread widening risk (as described herein, please note that we already had low interest rate duration). While we believe we are relatively defensively positioned given our low interest rate duration, low spread duration, and underlying portfolio, given the credit curve is relatively flat, we have not had to sacrifice significant yield and total return. In essence, owning longer-dated bonds ultimately has not had a material impact to the Fund’s yield and total return profile.

3) Have Credit Metrics Deteriorated?

In presenting any type of credit market overview, it is important to discuss, what we believe, a credit investor’s biggest concern: what will default rates look like going forward? While there are a fair number of important metrics that point to a relatively low default environment, such as the U.S. macroeconomic picture and robust interest coverage ratios, there are also some cracks in the pavement especially in certain industries such as retail.

Let’s start with the positive data points. The U.S. macroeconomic picture is continuing to trend in a positive fashion. Corporate earnings have also been stable to improving. ISM data have been encouraging. Consumer confidence also remains at record high levels. In general, we have witnessed synchronized global growth. In summary, macroeconomic conditions are supportive of companies paying back debt.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

In addition, we also perform bottom-up analysis when looking at prospective default rates. While net leverage for both investment grade and high yield companies has risen, interest coverage ratios are generally still at median or better levels suggesting companies can sufficiently service their debtloads. It is important to remember that companies have raised a lot of debt; however, they have done so at historically low interest rates while also typically extending maturities. Please see the below two bar graphs provided by Morgan Stanley which outline interest coverage for both investment grade and high yield:

Interest Coverage Ticks Lower as Debt Grows and Financing Costs Rise	HY Interest Coverage Ticks Higher Again

Source: Morgan Stanley Research, Bloomberg	Source: Morgan Stanley Research, Bloomberg, Capital IQ, the Citigroup Index LLC

That being said, negative catalysts still exist and we believe underwriting discipline is paramount in this environment. Palmer Square remains focused on many potential negative catalysts which could increase defaults such as rising interest costs and how that affects borrowers; the swollen level of BBB-rated credits that now dominate the investment grade space and the respective susceptibility to downgrades, and finally, certain industries which are in secular decline (e.g., retail is the classic case).

In summary, while there are always risks in credit that need to be understood and managed and many areas of credit no longer seem cheap, we believe our positioning across U.S. corporate and structured credit and most notably, floating rate credit, will continue to perform well. Further, we believe we manage a higher quality portfolio which could serve as currency to trade into higher-return, opportunistic situations (should a sell-off ensue).

Summary

The Fund’s diverse portfolio across corporate and structured credit has low spread duration, which should lessen the Fund’s susceptibility to spread widening risk (we already had low interest rate duration), is positioned in investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Ultra-Short Duration Investment Grade Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The ICE BofA ML US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid.

Please note, the Fund is relatively new and therefore has a limited track record.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Ultra-Short Duration Investment Grade Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing. For a prospectus, or summary prospectus, that contains this and other information about the Funds, call 866-933-9033 or visit our website at www.palmersquarefunds.com. Please read the prospectus, or summary prospectus carefully before investing.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Ultra-Short Duration Investment Grade Fund

FUND PERFORMANCE at July 31, 2018 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Average Total Returns as of July 31, 2018	6 Months	1 Year	Since Inception	Inception Date
Palmer Square Ultra-Short Duration Investment Grade Fund	0.87%	1.66%	1.57%	10/7/16
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.85%	1.43%	1.05%	10/7/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for the Fund were 0.96% and 0.52%, respectively, which were the amounts stated in the current prospectus dated December 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.50% of the average daily net assets of the Fund. This agreement is in effect until November 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS

As of July 31, 2018

Principal Amount		Value
	Bank Loans – 1.5%
$296,154	Dell International LLC 3.830% (US LIBOR+175 basis points), 9/7/2021[1,2]	$296,247
250,000	FCA U.S. LLC 4.070% (US LIBOR+250 basis points), 12/31/2018[1,2,3]	250,729
181,333	HCA, Inc. 3.577% (US LIBOR+150 basis points), 6/10/2020[1,2]	181,900
249,364	Micron Technology, Inc. 3.830% (US LIBOR+175 basis points), 4/26/2022[1,2,3]	250,455

	Total Bank Loans (Cost $978,223)	979,331

	Bonds – 76.1%
	Asset-Backed Securities – 39.6%
	Ally Auto Receivables Trust
47,613	Series 2018-1, Class A1, 1.750%, 2/15/2019[3]	47,613
50,350	Series 2015-2, Class A3, 1.490%, 11/15/2019[3]	50,311
500,000	ALM VIII Ltd. Series 2013-8A, Class A1R, 3.829% (LIBOR 3 Month+149 basis points), 10/15/2028[1,3,4]	500,650
250,000	Apidos CLO XI Series 2012-11A, Class DR, 6.386% (LIBOR 3 Month+405 basis points), 1/17/2028[1,3,4]	250,850
300,895	Bank of The West Auto Trust Series 2015-1, Class A4, 1.660%, 9/15/2020[3,4]	300,225
250,000	Barings CLO Ltd. Series 2013-IA, Class CR, 3.848% (LIBOR 3 Month+150 basis points), 1/20/2028[1,3,4]	246,350
	Benefit Street Partners CLO IV Ltd.
850,000	Series 2014-IVA, Class A1R, 3.838% (LIBOR 3 Month+149 basis points), 1/20/2029[1,3,4]	852,805
925,000	Series 2014-IVA, Class BR, 5.248% (LIBOR 3 Month+290 basis points), 1/20/2029[1,3,4]	929,902
250,000	Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class BR, 3.883% (LIBOR 3 Month+155 basis points), 7/18/2027[1,3,4]	248,900
250,000	BlueMountain CLO Ltd. Series 2015-1A, Class A1R, 3.667% (LIBOR 3 Month+133 basis points), 4/13/2027[1,3,4]	250,050
271,858	BMW Vehicle Lease Trust Series 2016-2, Class A3, 1.430%, 9/20/2019[3]	270,946
250,000	Bristol Park CLO Ltd. Series 2016-1A, Class C, 4.939% (LIBOR 3 Month+260 basis points), 4/15/2029[1,3,4]	252,000
425,000	CarMax Auto Owner Trust Series 2018-3, Class A1, 2.433%, 8/15/2019[3]	425,000

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
	CCG Receivables Trust
$203,187	Series 2018-1, Class A1, 1.850%, 2/14/2019[3,4]	$203,059
368,879	Series 2015-1, Class A3, 1.920%, 1/17/2023[3,4]	368,297
	CNH Equipment Trust
191,965	Series 2018-A, Class A1, 2.450%, 6/14/2019[3]	191,977
95,005	Series 2015-A, Class A3, 1.300%, 4/15/2020[3]	94,879
566,592	Series 2014-C, Class A4, 1.650%, 9/15/2021[3]	565,606
875,000	Dryden 33 Senior Loan Fund Series 2014-33A, Class AR, 3.769% (LIBOR 3 Month+143 basis points), 10/15/2028[1,3,4]	876,662
250,000	Dryden 38 Senior Loan Fund Series 2015-38A, Class A, 3.769% (LIBOR 3 Month+143 basis points), 7/15/2027[1,3,4]	250,075
500,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class CRR, 4.189% (LIBOR 3 Month+185 basis points), 10/15/2027[1,3,4]	499,250
750,000	Emerson Park CLO Ltd. Series 2013-1A, Class C1R, 4.489% (LIBOR 3 Month+215 basis points), 7/15/2025[1,3,4]	751,500
193,558	Engs Commercial Finance Trust Series 2018-1A, Class A1, 2.970%, 2/22/2021[3,4]	193,322
	Enterprise Fleet Financing LLC
601,110	Series 2018-1, Class A1, 2.150%, 3/20/2019[3,4]	600,541
300,000	Series 2018-2, Class A1, 2.550%, 8/20/2019[3,4]	300,000
1,153,333	Series 2016-2, Class A2, 1.740%, 2/22/2022[3,4]	1,147,792
	Ford Credit Auto Owner Trust
525,000	Series 2014-C, Class B, 1.970%, 4/15/2020[3]	523,735
375,000	Series 2015-B, Class A4, 1.580%, 8/15/2020[3]	373,378
500,000	Ford Credit Floorplan Master Owner Trust A Series 2016-1, Class A1, 1.760%, 2/15/2021	497,575
387,943	GM Financial Consumer Automobile Series 2017-1A, Class A2A, 1.510%, 3/16/2020[3,4]	387,166
	GM Financial Consumer Automobile Receivables Trust
125,176	Series 2018-2, Class A1, 2.300%, 4/16/2019[3]	125,178
500,000	Series 2018-3, Class A1, 2.367%, 7/16/2019[3]	499,961
106,325	GreatAmerica Leasing Receivables Funding LLC Series Series 2018-1, Class A1, 1.850%, 2/15/2019[3,4]	106,322
	Honda Auto Receivables Owner Trust
225,025	Series 2015-4, Class A3, 1.230%, 9/23/2019[3]	224,303
149,449	Series 2016-2, Class A3, 1.390%, 4/15/2020[3]	148,769
361,455	Series 2016-3, Class A3, 1.160%, 5/18/2020[3]	358,949
99,823	Huntington Auto Trust Series 2016-1, Class A3, 1.590%, 11/16/2020[3]	99,325

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
	Hyundai Auto Lease Securitization Trust
$467,195	Series 2016-A, Class A4, 1.800%, 12/16/2019[3,4]	$466,870
319,989	Series 2017-C, Class A2A, 1.890%, 3/16/2020[3,4]	317,983
570,000	Series 2017-A, Class A3, 1.880%, 8/17/2020[3,4]	567,691
	Hyundai Auto Receivables Trust
138,670	Series 2018-A, Class A1, 2.230%, 4/15/2019[3]	138,674
600,000	Series 2015-B, Class A4, 1.480%, 6/15/2021[3]	597,081
510,000	Series 2015-C, Class B, 2.150%, 11/15/2021[3]	506,261
100,000	Series 2015-B, Class C, 2.300%, 7/15/2022[3]	99,530
500,000	LCM XXIV Ltd. Series 24A, Class C, 4.598% (LIBOR 3 Month+225 basis points), 3/20/2030[1,3,4]	500,700
350,000	Madison Park Funding XIV Ltd. Series 2014-14A, Class A2R, 3.468% (LIBOR 3 Month+112 basis points), 7/20/2026[1,3,4]	350,420
500,000	Madison Park Funding XXII Ltd. Series 2016-22A, Class B, 4.135% (LIBOR 3 Month+180 basis points), 10/25/2029[1,3,4]	500,900
	Mercedes-Benz Auto Lease Trust
51,354	Series 2018-A, Class A1, 1.750%, 2/15/2019[3]	51,355
215,000	Series 2018-A, Class A2, 2.200%, 4/15/2020[3]	214,532
250,000	Mill Creek II CLO Ltd. Series 2016-1A, Class B, 4.848% (LIBOR 3 Month+250 basis points), 4/20/2028[1,3,4]	252,525
	MMAF Equipment Finance LLC
11,479	Series 2017-B, Class A1, 1.500%, 12/14/2018[3,4]	11,477
171,567	Series 2017-AA, Class A2, 1.730%, 5/18/2020[3,4]	171,107
56,181	Nationstar HECM Loan Trust Series 2017-2A, Class A1, 2.038%, 9/25/2027[3,4,5]	56,093
411,380	Nissan Auto Lease Trust Series 2017-A, Class A2B, 2.263% (LIBOR 1 Month+20 basis points), 9/16/2019[1,3]	411,409
	Nissan Auto Receivables Owner Trust
448,306	Series 2015-C, Class A3, 1.370%, 5/15/2020[3]	446,321
318,898	Series 2016-A, Class A3, 1.340%, 10/15/2020[3]	316,899
680,000	Ocwen Master Advance Receivables Trust Series 2017-T1, Class AT1, 2.499%, 9/15/2048[3,4]	679,757
250,000	OZLM XV Ltd. Series 2016-15A, Class B, 5.048% (LIBOR 3 Month+270 basis points), 1/20/2029[1,3,4]	250,950
400,000	Regatta Funding LP Series 2013-2A, Class BR, 5.239% (LIBOR 3 Month+290 basis points), 1/15/2029[1,3,4]	401,840

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Bonds (Continued)
	Asset-Backed Securities (Continued)
$121,076	SBA Small Business Investment Cos. Series 2009-P10A, Class 1, 4.727%, 2/10/2019[3]	$122,257
531,000	SBA Tower Trust Series 2014-1A, Class C, 2.898%, 10/15/2044[3,4,6]	527,570
500,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2016-T1, Class AT1, 2.530%, 11/16/2048[3,4]	501,641
1,075,000	Thacher Park CLO Ltd. Series 2014-1A, Class AR, 3.508% (LIBOR 3 Month+116 basis points), 10/20/2026[1,3,4]	1,075,752
250,000	TICP CLO VI Ltd. Series 2016-6A, Class B, 4.399% (LIBOR 3 Month+206 basis points), 1/15/2029[1,3,4]	250,800
	Toyota Auto Receivables Owner Trust
21,123	Series 2015-C, Class A3, 1.340%, 6/17/2019[3]	21,113
338,392	Series 2017-A, Class A2A, 1.420%, 9/16/2019[3]	337,983
475,211	Series 2017-B, Class A2A, 1.460%, 1/15/2020[3]	474,015
600,000	Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A1, 2.424%, 7/22/2019[3]	600,026
240,890	Volvo Financial Equipment LLC Series 2015-1A, Class A4, 1.910%, 1/15/2020[3,4]	240,440
250,000	West CLO Ltd. Series 2014-2A, Class A1AR, 3.209% (LIBOR 3 Month+87 basis points), 1/16/2027[1,3,4]	250,150
52,742	World Omni Auto Receivables Trust Series 2018-A, Class A1, 1.750%, 2/15/2019[3]	52,743
405,555	World Omni Automobile Lease Securitization Trust Series 2016-A, Class A3, 1.450%, 8/15/2019[3]	404,334

	Total Asset-Backed Securities (Cost $26,206,238)	26,182,422

	Commercial Mortgage-Backed Securities – 6.4%
350,000	BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class A, 3.122% (LIBOR 1 Month+105 basis points), 9/15/2026[1,4]	350,019
300,000	Citigroup Commercial Mortgage Trust Series 2018-TBR, Class A, 2.893% (LIBOR 1 Month+83 basis points), 12/15/2036[1,3,4]	300,228
	COMM Mortgage Trust
29,065	Series 2014-FL5, Class B, 3.458% (LIBOR 1 Month+215 basis points), 10/15/2031[1,3,4]	29,018
500,000	Series 2014-TWC, Class B, 3.671% (LIBOR 1 Month+160 basis points), 2/13/2032[1,3,4]	500,850

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Bonds (Continued)
	Commercial Mortgage-Backed Securities (Continued)
$400,000	Series 2017-DLTA, Class B, 3.003% (LIBOR 1 Month+94 basis points), 8/15/2035[1,3,4]	$401,260
269,628	Freddie Mac Multifamily Structured Pass-Through Certificates Series K017, Class A1, 1.891%, 12/25/2020[3]	267,714
350,000	FREMF Mortgage Trust Series 2012-K709, Class C, 3.872%, 4/25/2045[3,4,5]	350,739
	Government National Mortgage Association
418,482	Series 2013-179, Class A, 1.800%, 7/16/2037[3]	406,860
122,123	Series 2013-12, Class A, 1.410%, 10/16/2042[3]	119,000
329,724	Series 2015-33, Class AH, 2.650%, 2/16/2045[3]	327,667
250,000	Hilton Orlando Trust Series 2018-ORL, Class B, 3.122% (LIBOR 1 Month+105 basis points), 12/15/2034[1,4]	250,439
415,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2017-MAUI, Class B, 3.071% (LIBOR 1 Month+100 basis points), 7/15/2034[1,4]	415,527
500,000	Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A, 3.422% (LIBOR 1 Month+135 basis points), 6/15/2029[1,4]	500,638

	Total Commercial Mortgage-Backed Securities (Cost $4,234,128)	4,219,959

	Corporate – 22.6%
	Basic Materials – 0.7%
150,000	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.093% (LIBOR 3 Month+75 basis points), 5/1/2020[1,4]	151,448
275,000	Dow Chemical Co. 8.550%, 5/15/2019	286,935
		438,383
	Communications – 0.4%
275,000	AT&T, Inc. 2.989% (LIBOR 3 Month+65 basis points), 1/15/2020[1]	276,648

	Consumer, Cyclical – 2.8%
	American Honda Finance Corp.
325,000	2.000%, 2/14/2020	320,121
116,000	2.659% (LIBOR 3 Month+34 basis points), 2/14/2020[1]	116,295
275,000	Daimler Finance North America LLC 2.959% (LIBOR 3 Month+62 basis points), 10/30/2019[1,4]	276,316
50,000	Dollar Tree, Inc. 3.036% (LIBOR 3 Month+70 basis points), 4/17/2020[1,3]	50,107
	Hyundai Capital America
250,000	2.875%, 8/9/2018[4]	250,018
75,000	3.261% (LIBOR 3 Month+94 basis points), 7/8/2021[1,4]	75,171

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Bonds (Continued)
	Corporate (Continued)
	Consumer, Cyclical (Continued)
$250,000	Nissan Motor Acceptance Corp. 2.727% (LIBOR 3 Month+39 basis points), 7/13/2020[1,4]	$250,306
250,000	Southwest Airlines Co. 2.750%, 11/6/2019[3]	249,296
300,000	Starbucks Corp. 2.100%, 2/4/2021[3]	291,811
		1,879,441
	Consumer, Non-cyclical – 3.6%
234,000	Amgen, Inc. 2.788% (LIBOR 3 Month+45 basis points), 5/11/2020[1]	235,077
325,000	Anthem, Inc. 4.350%, 8/15/2020	332,272
250,000	BAT Capital Corp. 2.909% (LIBOR 3 Month+59 basis points), 8/14/2020[1,4]	251,059
250,000	Conagra Brands, Inc. 2.839% (LIBOR 3 Month+50 basis points), 10/9/2020[1]	249,451
250,000	CVS Health Corp. 2.957% (LIBOR 3 Month+63 basis points), 3/9/2020[1]	251,271
225,000	Gilead Sciences, Inc. 2.545% (LIBOR 3 Month+22 basis points), 3/20/2019[1]	225,194
250,000	Kroger Co. 2.000%, 1/15/2019	248,997
250,000	Mondelez International Holdings Netherlands B.V. 2.949% (LIBOR 3 Month+61 basis points), 10/28/2019[1,4,7]	250,878
	UnitedHealth Group, Inc.
50,000	2.563% (LIBOR 3 Month+26 basis points), 6/15/2021[1]	50,116
250,000	3.150%, 6/15/2021	250,174
40,000	Western Union Co. 3.110% (LIBOR 3 Month+80 basis points), 5/22/2019[1]	40,110
		2,384,599
	Energy – 2.4%
250,000	Enbridge, Inc. 3.041% (LIBOR 3 Month+70 basis points), 6/15/2020[1,7]	251,121
250,000	EOG Resources, Inc. 6.875%, 10/1/2018	251,719
250,000	Halliburton Co. 2.000%, 8/1/2018[3]	250,000
250,000	Phillips 66 2.989% (LIBOR 3 Month+65 basis points), 4/15/2019[1,3,4]	250,096
250,000	Spectra Energy Partners LP 3.018% (LIBOR 3 Month+70 basis points), 6/5/2020[1]	251,550

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Bonds (Continued)
	Corporate (Continued)
	Energy (Continued)
$300,000	Valero Energy Corp. 6.125%, 2/1/2020	$312,093
		1,566,579
	Financial – 7.2%
275,000	Air Lease Corp. 2.125%, 1/15/2020	270,185
206,000	American Express Co. 2.669% (LIBOR 3 Month+33 basis points), 10/30/2020[1,3]	206,178
106,000	BB&T Corp. 3.054% (LIBOR 3 Month+72 basis points), 1/15/2020[1,3]	106,810
250,000	Branch Banking & Trust Co. 2.520% (LIBOR 3 Month+22 basis points), 6/1/2020[1,3]	249,736
140,000	Citibank N.A. 3.400%, 7/23/2021[3]	139,929
325,000	Citigroup, Inc. 2.450%, 1/10/2020[3]	321,980
325,000	Credit Suisse Group Funding Guernsey Ltd. 2.750%, 3/26/2020[7]	321,754
40,000	Goldman Sachs Bank USA/New York NY 3.200%, 6/5/2020	40,065
250,000	Goldman Sachs Group, Inc. 3.133% (LIBOR 3 Month+80 basis points), 12/13/2019[1]	251,512
250,000	HCP, Inc. 2.625%, 2/1/2020[3]	247,504
325,000	International Lease Finance Corp. 5.875%, 4/1/2019	331,219
325,000	JPMorgan Chase & Co. 4.350%, 8/15/2021	333,140
300,000	JPMorgan Chase Bank N.A. 2.633% (LIBOR 3 Month+29 basis points), 2/1/2021[1,3]	299,958
250,000	Marsh & McLennan Cos., Inc. 2.350%, 9/10/2019[3]	248,590
100,000	Mitsubishi UFJ Financial Group, Inc. 2.190%, 9/13/2021[7]	95,820
250,000	Morgan Stanley 3.718% (LIBOR 3 Month+138 basis points), 2/1/2019[1]	251,549
275,000	New York Life Global Funding 2.000%, 4/9/2020[4]	269,750
500,000	PNC Bank N.A. 2.597% (LIBOR 3 Month+25 basis points), 1/22/2021[1]	499,473

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Bonds (Continued)
	Corporate (Continued)
	Financial (Continued)
$300,000	Wells Fargo Bank N.A. 2.649% (LIBOR 3 Month+31 basis points), 1/15/2021[1]	$299,939
		4,785,091
	Industrial – 1.6%
	Caterpillar Financial Services Corp.
250,000	2.000%, 3/5/2020	246,574
70,000	2.490% (LIBOR 3 Month+18 basis points), 5/15/2020[1]	70,070
250,000	General Electric Co. 2.849% (LIBOR 3 Month+51 basis points), 1/14/2019[1]	250,326
250,000	Textron, Inc. 2.891% (LIBOR 3 Month+55 basis points), 11/10/2020[1,3]	249,835
250,000	Vulcan Materials Co. 2.941% (LIBOR 3 Month+60 basis points), 6/15/2020[1]	250,348
		1,067,153
	Technology – 1.4%
81,000	Apple, Inc. 2.408% (LIBOR 3 Month+7 basis points), 5/11/2020[1]	81,174
325,000	Fiserv, Inc. 2.700%, 6/1/2020[3]	321,415
250,000	Hewlett Packard Enterprise Co. 4.267% (LIBOR 3 Month+193 basis points), 10/5/2018[1]	250,801
250,000	VMware, Inc. 2.300%, 8/21/2020	244,705
		898,095
	Utilities – 2.5%
360,000	Berkshire Hathaway Energy Co. 2.375%, 1/15/2021	352,964
225,000	Consolidated Edison Co. of New York, Inc. 2.739% (LIBOR 3 Month+40 basis points), 6/25/2021[1]	225,649
250,000	Dominion Energy, Inc. 1.875%, 12/15/2018[4]	249,252
275,000	Duke Energy Corp. 5.050%, 9/15/2019	280,962
300,000	Sempra Energy 2.791% (LIBOR 3 Month+45 basis points), 3/15/2021[1]	300,277
250,000	Southern Co. 3.037% (LIBOR 3 Month+70 basis points), 9/30/2020[1,3,4]	251,181
		1,660,285

	Total Corporate (Cost $14,973,701)	14,956,274

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Bonds (Continued)
	Residential Mortgage-Backed Securities – 3.8%
$210,398	Colony Starwood Homes Trust Series 2016-2A, Class A, 3.313% (LIBOR 1 Month+125 basis points), 12/17/2033[1,3,4]	$211,382
164,062	CSMC Trust Series 2014-OAK1, Class 2A4, 3.000%, 11/25/2044[3,4,5]	163,872
375,748	Fannie Mae Connecticut Avenue Securities Series 2016-C03, Class 1M1, 4.064% (LIBOR 1 Month+200 basis points), 10/25/2028[1,3]	380,786
	FDIC Guaranteed Notes Trust
67,853	Series 2010-S4, Class A, 2.806% (LIBOR 1 Month+72 basis points), 12/4/2020[1,3,4]	67,677
112,869	Series 2010-S2, Class 1A, 2.577% (LIBOR 1 Month+50 basis points), 11/29/2037[1,3,4]	112,723
218,012	Series 2010-S2, Class 2A, 2.570%, 7/29/2047[3,4]	215,439
106,449	FDIC Trust Series 2013-R2, Class A, 1.250%, 3/25/2033[3,4]	103,596
230,000	Finance of America Structured Securities Trust Series 2017-HB1, Class M1, 2.840%, 11/25/2027[3,4,5]	227,827
	Freddie Mac REMICS
120,314	Series 4002, Class DB, 2.000%, 3/15/2030[3]	119,191
385,010	Series 4235, Class AB, 2.000%, 1/15/2034[3]	382,179
	Freddie Mac Structured Agency Credit Risk Debt Notes
68,643	Series 2016-DNA4, Class M1, 2.864% (LIBOR 1 Month+80 basis points), 3/25/2029[1,3]	68,695
250,000	Series 2016-DNA4, Class M2, 3.364% (LIBOR 1 Month+130 basis points), 3/25/2029[1,3]	252,575
149,244	Invitation Homes Trust Series 2017-SFR2, Class A, 2.910% (LIBOR 1 Month+85 basis points), 12/17/2036[1,4]	149,420
6,199	JP Morgan Resecuritization Trust Series 2010-4, Class 4A2, 3.790%, 9/26/2035[3,4,5]	6,198
56,940	NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A, 2.471% (LIBOR 1 Month+40 basis points), 3/11/2020[1]	57,037

	Total Residential Mortgage-Backed Securities (Cost $2,529,506)	2,518,597

	U.S. Government – 3.7%
2,500,000	United States Treasury Bill 2.384%, 6/20/2019	2,448,158

	Total U.S. Government (Cost $2,448,354)	2,448,158

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Total Bonds (Cost $50,391,927)	$50,325,410

	Commercial Paper – 20.3%
$500,000	American Honda Finance Corp. 2.150%, 8/6/2018	499,839
500,000	American Water Capital Corp. 2.230%, 8/8/2018	499,756
500,000	AT&T, Inc. 2.470%, 8/7/2018	499,787
500,000	Autonation, Inc. 2.500%, 8/9/2018	499,723
500,000	Basin Electric Power Cooperative 2.265%, 9/11/2018	498,813
500,000	Boston Scientific Corp. 2.500%, 8/21/2018	499,343
500,000	Canadian National Railway Co. 2.020%, 8/20/2018	499,453
500,000	CBS Corp. 2.320%, 9/28/2018	498,048
500,000	CNH Industrial Capital LLC 2.680%, 8/6/2018	499,816
500,000	Enbridge Energy Partners LP 3.060%, 8/28/2018	499,124
500,000	ExxonMobil Corp. 2.020%, 9/21/2018	498,573
500,000	Ford Motor Credit Co. 2.450%, 11/6/2018	496,719
500,000	General Dynamics Corp. 2.050%, 9/12/2018	498,783
500,000	General Motors Financial Co., Inc. 2.700%, 10/16/2018	497,172
500,000	Hitachi America Capital Corp. 2.200%, 8/1/2018	499,970
500,000	Hyundai Capital America 2.570%, 9/27/2018	498,085
500,000	IBM Credit LLC 2.090%, 9/19/2018	498,589
500,000	NextEra Energy, Inc. 2.330%, 9/27/2018	498,085
500,000	Nutrien Ltd. 2.500%, 8/20/2018	499,305
500,000	Oncor Electric Delivery Co. LLC 2.400%, 10/12/2018	497,529
500,000	Smithfield Foods, Inc. 2.750%, 8/6/2018	499,794

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

Principal Amount		Value
	Commercial Paper (Continued)
$500,000	Southern Co. 2.270%, 8/17/2018	$499,471
500,000	Telus Corp. 2.430%, 10/23/2018	497,106
500,000	Torchmark Corp. 2.330%, 10/10/2018	497,648
500,000	Toyota Motor Credit Corp. 2.220%, 11/13/2018	496,748
500,000	Walgreens Boots Alliance 2.530%, 8/8/2018	499,754
500,000	Walt Disney Co. 2.150%, 10/16/2018	497,773

	Total Commercial Paper (Cost $13,464,828)	13,464,806

Number of Shares
	Short-Term Investments – 2.3%
1,254,638	Federated Treasury Obligations Fund - Institutional Class, 1.772%[8]	1,254,638
252,964	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 1.756%[8,9]	252,964

	Total Short-Term Investments (Cost $1,507,602)	1,507,602

	Total Investments – 100.2% (Cost $66,342,580)	66,277,149
	Liabilities in Excess of Other Assets – (0.2)%	(159,551)

	Total Net Assets – 100.0%	$66,117,598

REMIC – Real Estate Mortgage Investment Conduit

[1]	Floating rate security.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[3]	Callable.

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2018

[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $23,772,711 which represents 36.0% of Net Assets.
[5]	Variable rate security.
[6]	Step rate security.
[7]	Foreign security denominated in U.S. Dollars.
[8]	The rate is the annualized seven-day yield at period end.
[9]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

SUMMARY OF INVESTMENTS

As of July 31, 2018

Security Type/Sector	Percent of Total Net Assets
Bank Loans	1.5%
Bonds
Asset-Backed Securities	39.6%
Commercial Mortgage-Backed Securities	6.4%
Corporate	22.6%
Residential Mortgage-Backed Securities	3.8%
U.S. Government	3.7%
Total Bonds	76.1%
Commercial Paper	20.3%
Short-Term Investments	2.3%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2018

Assets:
Investments, at value (cost $66,342,580)	$66,277,149
Cash	14,544
Cash held at broker for futures contracts	94,165
Cash held at broker for securities sold short	2,795
Receivables:
Due from Advisor	22,913
Interest	149,183
Prepaid expenses	10,689
Total assets	66,571,438

Liabilities:
Payables:
Investment securities purchased	252,515
Fund shares redeemed	140,000
Shareholder servicing fees (Note 6)	5,599
Auditing fees	21,498
Fund accounting fees	9,163
Fund administration fees	7,087
Custody fees	1,621
Transfer agent fees and expenses	1,458
Trustees' deferred compensation (Note 3)	881
Commitment fees (Note 10)	470
Chief Compliance Officer fees	276
Trustees' fees and expenses	200
Accrued other expenses	13,072
Total liabilities	453,840

Net Assets	$66,117,598

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF ASSETS AND LIABILITIES – Continued

As of July 31, 2018

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$66,144,054
Accumulated net investment income	118,736
Accumulated net realized loss on investments, securities sold short and futures contracts	(79,761)
Net unrealized depreciation on investments	(65,431)
Net Assets	$66,117,598

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$66,117,598
Shares of beneficial interest issued and outstanding	3,302,520
Offering and redemption price per share	$20.02

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2018

Investment Income:
Interest	$1,360,769
Total investment income	1,360,769

Expenses:
Advisory fees	149,107
Fund accounting fees	78,577
Registration fees	45,347
Shareholder servicing fees (Note 6)	47,603
Fund administration fees	36,750
Auditing fees	23,499
Transfer agent fees and expenses	25,450
Legal fees	35,869
Miscellaneous	11,202
Trustees' fees and expenses	7,501
Offering costs	4,187
Commitment fees (Note 10)	6,695
Custody fees	10,755
Chief Compliance Officer fees	5,876
Shareholder reporting fees	8,512
Interest on securities sold short	1,372
Insurance fees	1,215
Total expenses	499,517
Advisory fees waived	(149,107)
Other expenses absorbed	(44,132)
Net expenses	306,278
Net investment income	1,054,491

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(30,898)
Securities sold short	3,272
Futures contracts	71,852
Net realized gain	44,226
Net change in unrealized appreciation/depreciation on:
Investments	(115,534)
Futures contracts	66
Net change in unrealized appreciation/depreciation	(115,468)
Net realized and unrealized loss	(71,242)
Net Increase in Net Assets from Operations	$983,249

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the Year Ended	October 7, 2016* through
	July 31, 2018	July 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,054,491	$363,405
Net realized gain (loss) on investments, securities sold short and futures contracts	44,226	(20,559)
Net change in unrealized appreciation/depreciation on investments,
securities sold short and futures contracts	(115,468)	50,037
Net increase in net assets resulting from operations	983,249	392,883

Distributions to Shareholders:
From net investment income	(1,046,116)	(372,185)
Total distributions to shareholders	(1,046,116)	(372,185)

Capital Transactions:
Net proceeds from shares sold	68,825,983	74,626,692
Reinvestment of distributions	991,355	357,924
Cost of shares redeemed	(56,404,401)	(22,237,786)
Net increase in net assets from capital transactions	13,412,937	52,746,830

Total increase in net assets	13,350,070	52,767,528

Net Assets:
Beginning of period	52,767,528	-
End of period	$66,117,598	$52,767,528

Accumulated net investment income	$118,736	$68,553

Capital Share Transactions:
Shares sold	3,434,754	3,726,291
Shares reinvested	49,601	17,899
Shares redeemed	(2,816,214)	(1,109,811)

Net increase in capital share transactions	668,141	2,634,379

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
	For the Year Ended	October 7, 2016* through
	July 31, 2018	July 31, 2017

Net asset value, beginning of period	$20.03	$20.00
Income from Investment Operations:
Net investment income[1]	0.35	0.23
Net realized and unrealized gain (loss)	(0.02)	0.01
Total from investment operations	0.33	0.24
Less Distributions:
From net investment income	(0.34)	(0.21)
Total distributions	(0.34)	(0.21)

Net asset value, end of period	$20.02	$20.03

Total return[2]	1.66%	1.18%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,118	$52,768

Ratio of expenses to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed[5]	0.84%	0.94%[4]
After fees waived and expenses absorbed[5]	0.51%	0.50%[4]

Ratio of net investment income to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed	1.44%	0.97%[4]
After fees waived and expenses absorbed	1.77%	1.41%[4]

Portfolio turnover rate	147%	118%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If commitment fees and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01% for the year ended July 31, 2018, and 0.00% for the period ended July 31, 2017.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

Note 1 – Organization

Palmer Square Ultra-Short Duration Investment Grade Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek income. A secondary objective of the Fund is to seek capital appreciation. The Fund commenced investment operations on October 7, 2016.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Bank Loans

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(e) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(f) Futures Contracts

The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

(g) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $22,473, which were amortized over a one-year period from October 7, 2016 (commencement of operations).

(h) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period October 7, 2016 (commencement of operations) through July 31, 2017, and as of and during the open year ended July 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

(i) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.25% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the Fund's average daily net assets. This agreement is in effect until November 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In addition, the Advisor agreed to voluntarily waive its advisory fees on the first $50 million of the Fund’s assets through November 30, 2017. The Advisor did not seek recoupment of the voluntary advisory fees waived during such period.

For the year ended July 31, 2018, the Advisor waived advisory fees and absorbed other expenses totaling $193,239. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At July 31, 2018, the amount of these potentially recoverable expenses was $201,379. The Advisor may recapture all or a portion of this amount no later than July 31, of the years stated below:

2020	$49,921
2021	151,458
Total	$201,379

IMST Distributors, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended July 31, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended July 31, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At July 31, 2018, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$66,342,894

Gross unrealized appreciation	$25,126
Gross unrealized depreciation	(90,871)

Net unrealized depreciation on investments	$(65,745)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended July 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 600	$ 41,808	$ (42,408)

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

As of July 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$118,736
Undistributed long-term capital gains	-
Accumulated earnings	118,736

Accumulated capital and other losses	(79,447)
Unrealized depreciation on investments	(65,745)
Total accumulated deficit	$(26,456)

As of July 31, 2018, the Fund had a short-term capital loss carryover of $79,447. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the year ended July 31, 2018 and the period October 7, 2016 (commencement of operations) through July 31, 2017 was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$1,046,116	$372,185
Net long-term capital gains	-	-
Total taxable distributions	1,046,116	372,185
Total distributions paid	$1,046,116	$372,185

Note 5 – Investment Transactions

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term investments, were $75,301,380 and $64,385,056, respectively. Proceeds from securities sold short and cover short securities were $1,139,742 and $1,136,482, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended July 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2018, in valuing the Fund’s assets carried at fair value:

Investments	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$979,331	$-	$979,331
Bonds
Asset-Backed Securities	-	26,182,422	-	26,182,422
Commercial Mortgage-Backed Securities	-	4,219,959	-	4,219,959
Corporate**	-	14,956,274	-	14,956,274
Residential Mortgage-Backed Securities	-	2,518,597	-	2,518,597
U.S. Government	-	2,448,158	-	2,448,158
Commercial Paper	-	13,464,806	-	13,464,806
Short-Term Investments	1,507,602	-	-	1,507,602
Total Investments	$1,507,602	$64,769,547	$-	$66,277,149

*	The Fund did not hold any Level 3 securities at period end.
**	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2018 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives
Futures contracts	$-	$-	$71,852	$71,852
	$-	$-	$71,852	$71,852

	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Derivatives
Futures contracts	$-	$-	$66	$66
	$-	$-	$66	$66

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of July 31, 2018 are as follows:

Derivatives not designated as hedging instruments
Interest rate contracts	Futures contracts	Notional amount	$(3,362,486)

Note 10 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or $2,500,000, the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fees for the year ended July 31, 2018 is disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended July 31, 2018.

Palmer Square Ultra-Short Duration Investment Grade Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2018

Note 11 – Events Subsequent to Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Palmer Square Ultra-Short Duration Investment Grade Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period October 7, 2016 (commencement of operations) through July 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period October 7, 2016 (commencement of operations) through July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 28, 2018

Palmer Square Ultra-Short Duration Investment Grade Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Palmer Square Ultra-Short Duration Investment Grade Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

Palmer Square Ultra-Short Duration Investment Grade Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square Strategic Credit Fund, Palmer Square Income Plus Fund and Palmer Square SSI Alternative Income Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Palmer Square Ultra-Short Duration Investment Grade Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on June 20-21, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Palmer Square Capital Management, LLC (the “Investment Advisor”) with respect to the Palmer Square Ultra-Short Duration Investment Grade Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Ultrashort Bond fund universe (the “Fund Universe”) for the one-year period ended March 31, 2018; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and the Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the one-year period was higher than the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index return, and the Peer Group and Fund Universe median returns.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Fund Universe medians. The Trustees noted that the Fund’s advisory fee was lower than the fee that the Investment Advisor will charge to manage a new collective investment trust utilizing the same strategy as the Fund. The Trustees also noted that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by the Investment Advisor.

Palmer Square Ultra-Short Duration Investment Grade Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.10% and 0.15%, respectively. However, the Trustees considered the Investment Advisor’s observation that many of the funds included in the Peer Group were members of fund complexes managed by investment advisors with greater resources than the Investment Advisor that were able to cap their funds’ total expenses at lower levels than those of the Fund.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2018, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the Fund, and had not realized a profit with respect to the Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Palmer Square Ultra-Short Duration Investment Grade Fund

EXPENSE EXAMPLE

For the Six Months Ended July 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2018 to July 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Expenses Paid During Period* 2/1/18 – 7/31/18
Actual Performance	$ 1,000.00	$ 1,008.70	$ 2.53
Hypothetical (5% annual return before expenses)	1,000.00	1,022.27	2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Palmer Square Ultra-Short Duration Investment Grade Fund

A series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

2000 Shawnee Mission Parkway, Suite 300

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Ultra-Short Duration Investment Grade Fund	PSDSX	46141Q 816

Privacy Principles of the Palmer Square Ultra-Short Duration Investment Grade Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Ultra-Short Duration Investment Grade Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Ultra-Short Duration Investment Grade Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (866)933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 07/31/2018	FYE 07/31/2017
Audit Fees	$ 19,200	$ 18,700
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 07/31/2018	FYE 07/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 07/31/2018	FYE 07/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	10/9/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	10/9/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	10/9/2018